UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 5, 2005


                                -----------------


                             Digital Recorders, Inc.
             (Exact Name of Registrant as Specified in Its Charter)



       North Carolina                 1-13408                   56-1362926
(State or Other Jurisdiction        (Commission                (IRS Employer
     of Incorporation)              File Number)             Identification No.)


                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principle Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

     On December 5, 2005, Digital Recorders, Inc. (the "Company") announced in a press release that specific additional actions have been taken to accelerate and strengthen its efforts to attain sustained profitability through strategic changes in key personnel and the establishment of a Special Committee of the DRI Board of Directors.

     David N. Pilotte, the Company's Vice President and Chief Financial Officer
(CFO) since October 2004, has been elected Executive Vice President and will assume the additional duties of Chief Operating Officer (COO) of North Carolina Operations. In his expanded role as COO, Mr. Pilotte will report directly to the Board of Directors through the Special Committee and, as CFO, he will continue to report to David L. Turney, the Company's Chairman, Chief Executive Officer, and President. Before joining DRI, Mr. Pilotte succeeded in senior executive positions in other profitability attainment programs.

     Lawrence A. Hagemann, the Company's Chief Operating Officer of North Carolina Operations since August 2002 and a highly experienced engineer, will now assume responsibilities of Chief Technology Officer (CTO). As CTO, he will continue to report directly to Mr. Turney.

     The Special Committee of the Board is comprised of independent directors and was established to provide special oversight and guidance to Mr. Pilotte during this drive to sustained profitability.

     A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 7.01. Regulation FD

     On December 5, 2005, Digital Recorders, Inc. (the "Company") announced in a press release that specific additional actions have been taken to accelerate and strengthen its efforts to attain sustained profitability through strategic changes in key personnel and the establishment of a Special Committee of the DRI Board of Directors.

     David N. Pilotte, the Company's Vice President and Chief Financial Officer
(CFO) since October 2004, has been elected Executive Vice President and will assume the additional duties of Chief Operating Officer (COO) of North Carolina Operations. In his expanded role as COO, Mr. Pilotte will report directly to the Board of Directors through the Special Committee and, as CFO, he will continue to report to David L. Turney, the Company's Chairman, Chief Executive Officer, and President. Before joining DRI, Mr. Pilotte succeeded in senior executive positions in other profitability attainment programs.

     Lawrence A. Hagemann, the Company's Chief Operating Officer of North Carolina Operations since August 2002 and a highly experienced engineer, will now assume responsibilities of Chief Technology Officer (CTO). As CTO, he will continue to report directly to Mr. Turney.

     The Special Committee of the Board is comprised of independent directors and was established to provide special oversight and guidance to Mr. Pilotte during this drive to sustained profitability.

     A copy of the Company's press release is attached hereto as Exhibit 99.1. This Form 8-K and the attached exhibit are furnished to, but not filed with, the Securities and Exchange Commission.


ITEM 9.01. Financial Statements and Exhibits

(c)     Exhibits.

        99.1    Press release dated December 5, 2005.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        DIGITAL RECORDERS, INC.



Date: December 5, 2005                  By: /s/ DAVID N. PILOTTE
                                            ------------------------------------
                                            David N. Pilotte
                                            Chief Financial Officer



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INDEX TO EXHIBITS



EXHIBIT
NUMBER          DESCRIPTION
-------         -----------

99.1            Press release dated December 5, 2005.